                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     August 7, 1998
                                                     --------------


                  Pennsylvania Real Estate Investment Trust
------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


Pennsylvania                        1-6300                23-6216339
------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission           (IRS Employer
         of Incorporation)          File Number)          Identification No.)


455 Pennsylvania Avenue, Suite 135, Fort Washington, Pennsylvania  19034
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (215) 542-9250
                                                    --------------------------


------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On August 7, 1998, PREIT Associates, L.P., a Delaware limited partnership ("PALP") of which Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust ("PREIT"), is the sole general partner, acquired all of the limited partner interests in The Woods Associates, a Pennsylvania limited partnership (the "Woods Partnership"), and a subsidiary of PALP acquired all of the general partner interests of the Woods Partnership. The aggregate purchase price for the transaction was approximately $21.2 million, consisting of (i) assumed debt of approximately $7.3 million, (ii) the payment by PALP of approximately $11.8 million of cash to former partners of the Woods Partnership electing to receive cash, (iii) the issuance by PALP of 72,592 units of Class A limited partner interest in PALP to former partners of the Woods Partnership electing to receive operating partnership units, such units having a value of approximately $1.7 million as of the closing and (iv) the payment by PALP of a brokerage fee of approximately $0.4 million.

         Prior to closing of the transaction, the sole purpose of the Woods Partnership was the ownership and operation of a 100% fee simple interest in The Woods Apartments, a Pennsylvania apartment property consisting of 320 dwelling units, a club house and swimming pool and a single-family dwelling (the "Property"). PALP currently expects to continue to operate the Property as a multifamily complex.

         Prior to the transaction, the Woods Partnership had approximately 60 partners, two of which were corporate general partners controlled by Michael Glick and Lester Morse, respectively, and the remainder of which were limited partners. PREIT is not aware of any material relationship between either of Mr. Glick or Mr. Morse and (i) PREIT or any of its affiliates, (ii) any officer or trustee of PREIT or (iii) any associate of the officers or trustees of PREIT. PALP financed the cash portion of the purchase price through a borrowing under PREIT's existing revolving line of credit with First Union National Bank. The purchase price was determined in arms-length negotiations among the parties based upon PREIT's valuation of the cash flow of the Property.

Location of the Property

         The Property is located on a 33-acre site approximately 100 feet from the off- and on- ramps for PA Route 309, at the intersection of Butler Pike and Susquehanna Road, at 1410 East Butler Pike, Ambler, Montgomery County, Pennsylvania, 19002-3737. The Property is two miles north of the Fort Washington exit of the Pennsylvania Turnpike.

Description of the Property

         The multifamily complex consists of 320 units in 27 two-story buildings. Also located on the property are a three-bedroom house and a century old stone mansion that is used as a clubhouse/leasing office. The complex's amenities include a swimming pool, tennis courts, barbecue pit and a clubhouse. Constructed in the mid-1970s, the Property contains approximately 235,000 square feet of leasable space.

         The average square footage per unit of the complex's 320 units is approximately 734 square feet. The apartments are generally rented for a term of one year and automatically renew on an annual basis. The occupancy rate was approximately 96% on August 7, 1998.

Taxes

         The 1998 property taxes are expected to be approximately $270,000.

Assumed Debt

         The Property is subject to a mortgage in the face amount of $8,150,000, carrying an interest rate of 8.625%, amortizing over a 22-year period. This mortgage was originated on May 19, 1993 and matures June 1, 2003. The principal balance at the time of closing was approximately $7.3 million.

Competition

         There are several apartment and condominium communities in Eastern Montgomery County, Pennsylvania, only a few of which are located in the immediate vicinity of the Property. Of the competing apartment communities, some have monthly rents that are higher, and some have monthly rents that are lower, than those of the Property.

Environmental

         PREIT has completed certain environmental studies of the Property and plans to conduct certain others, including customary tests for radon gas. PREIT is prepared to take the remedial steps that might be required by the results of such tests, but does not expect that any remedial efforts it undertakes would have a material adverse impact on its business.

Management Arrangement

         The Property will be managed by PALP or one of its affiliates.


         After reasonable inquiry, PREIT is not aware of any material factors relating to the Property, other than those described in the foregoing discussion, that would cause the financial information reported in Item 7(a) hereof not to be necessarily indicative of future operating results.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements

                  (3)      Report of Independent Public Accountants

                           Statements of Revenue and Certain Expenses for the
                                    Three Months Ended March 31, 1998
                                    (unaudited) and the Year Ended December
                                    31, 1997 (audited)

                           Notes to Statements of Revenue and Certain Expenses



         (b)      Pro Forma Financial Information

                  (1)      Unaudited Pro Forma Consolidating Financial
                           Information:

                           Pro Forma Consolidating Balance Sheet as of
                                    March 31, 1998

                           Pro Forma Consolidating Statement of Income for the
                                    Twelve Months Ended August 31, 1997

                           Pro Forma Consolidating Statement of Income for the
                                    Four Months Ended December 31, 1997

                           Pro Forma Consolidating Statement of Income for the
                                    Three Months Ended March 31, 1998


         (c)      Exhibits

                  2.1* Contribution Agreement among The Woods Associates, a Pennsylvania limited partnership, certain general, limited and special limited partners thereof, PREIT Associates, L.P., a Delaware limited partnership, and Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust, dated as of July 24, 1998, as amended by Amendment #1 to Contribution Agreement, dated as of August 7, 1998.






    * Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Contribution Agreement are omitted. The Contribution Agreement identifies the contents of all schedules and exhibits thereto, and the registrant agrees to furnish supplementally copies of such schedules and exhibits to the Securities and Exchange Commission upon request.

                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PENNSYLVANIA REAL ESTATE INVESTMENT TRUST


Date:  August 13, 1998     /s/ Jonathan B. Weller
                           ----------------------------------------
                           Jonathan B. Weller
                           President and Chief Operating Officer

                      THE WOODS APARTMENTS
                      STATEMENT OF REVENUE
                      AND CERTAIN EXPENSES
                      AS OF DECEMBER 31, 1997
                      TOGETHER WITH AUDITORS' REPORT

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To Pennsylvania Real Estate Investment Trust:

We have audited the statement of revenue and certain expenses of The Woods Apartments, as described in Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of the The Woods Apartments' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Pennsylvania Real Estate Investment Trust as described in Note 1, and is not intended to be a complete presentation of The Woods Apartments' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of The Woods Apartments for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                           ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania,
June 22, 1998

                             THE WOODS APARTMENTS


              STATEMENTS OF REVENUE AND CERTAIN EXPENSES (NOTE 1)




                                                      For the     For the Three
                                                     Year Ended    Months Ended
                                                    December 31,    March 31,
                                                       1997           1998
                                                    ------------  -------------
                                                                   (Unaudited)
REVENUE:
   Rent (Note 2)                                     $2,725,000    $  686,000
   Other                                                123,000        30,000
                                                     ----------    ----------

         Total revenue                                2,848,000       716,000
                                                     ----------    ----------

CERTAIN EXPENSES:
   Maintenance and other operating expenses             744,000       164,000
   Utilities                                             92,000        21,000
   Real estate taxes                                    264,000        68,000
                                                     ----------    ----------

         Total certain expenses                       1,100,000       253,000
                                                     ----------    ----------

REVENUE IN EXCESS OF CERTAIN EXPENSES                $1,748,000    $  463,000
                                                     ==========    ==========






  The accompanying notes are an integral part of these financial statements.

                             THE WOODS APARTMENTS

              NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                               DECEMBER 31, 1997



1.   BASIS OF PRESENTATION:

The statements of revenue and certain expenses reflect the operations of The Woods Apartments (the "Property") located in Ambler, Pennsylvania. The Property is expected to be acquired in August 1998 from The Woods Associates by PREIT Associates, L.P. (the "Operating Partnership"), a limited partnership of which Pennsylvania Real Estate Investment Trust (the "Company") is the sole general partner. The Property is a multifamily apartment community comprised of 320 apartment units. The net purchase price for the Property is expected to be approximately $21 million.

The statements of revenue and certain expenses are to be included in the Company's Current Report on Form 8-K, as the above-described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements of the Property have been prepared on an accrual basis in accordance with generally accepted accounting principles. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the Property.

The statement of revenue and certain expenses for the three months ended March 31, 1998 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the statement of revenue and certain expenses for the interim period have been included. The results of the interim periods are not necessarily indicative of the results for the full year.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

2.   OPERATING LEASES:

The Property is leased to tenants under operating leases with terms generally equal to one year or less.

3.    RELATED PARTY TRANSACTIONS:

During 1997, the Property paid total management fees of $85,000 to The Lester Morse Company, Inc. and The Michael I. Glick Company, both of which are related parties of the seller, based on 3% of gross rental revenue. These management fees are included within maintenance and other operating expenses in the statements of revenue and certain expenses.

4.    CAPITALIZATION  POLICY:

It is the policy of the Property's management to capitalize certain expenditures related to the replacement of appliances, carpets and roofs, as well as other major repairs to buildings, decks or parking facilities.

                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                 PRO FORMA CONSOLIDATING FINANCIAL INFORMATION


On February 17, 1998, the Registrant filed a Form 10-Q for the transition period ended December 31, 1997. As such, the following sets forth the pro forma consolidating balance sheet of the Registrant as of March 31, 1998 and the pro forma consolidating statements of income for the year ended August 31, 1997, the four-month transition period ended December 31, 1997, and the three-month period ended March 31, 1998.

The unaudited pro forma consolidating financial information should be read in conjunction with the historical financial statements of the Registrant, The Rubin Organization, Inc. (subsequently renamed PREIT-RUBIN, Inc.), Magnolia Mall, North Dartmouth Mall and Oxford Valley Road Associates and the related notes thereto. In management's opinion, all adjustments necessary to reflect the effects of the transactions have been made.

The accompanying unaudited pro forma consolidating financial information is presented as if the transactions described below had been consummated on March 31, 1998 for balance sheet purposes and September 1, 1996 for purposes of the statements of income:

o The Registrant acquired The Woods Apartments located in Ambler, Pennsylvania on August 7, 1998 for a purchase price of approximately $21.2 million consisting of $12.2 million in cash, $1.7 million through the issuance of Class A Operating Partnership ("OP") Units and $7.3 million through the assumption of debt.

o The Registrant consummated an offering in December 1997 (the "Offering") and applied the net proceeds therefrom as described below:

            - The Company issued 4,600,000 shares of beneficial interest at $22.375 per share of which 600,000 shares related to the underwriter's exercise of the over-allotment option.

            - The $8.8 million mortgage on Cobblestone Apartments was prepaid in full.

            - The remaining net proceeds of the Offering were used to repay amounts outstanding on the Registrant's revolving credit facility (the "Credit Facility").

o The Registrant acquired The Rubin Organization ("TRO") on September 30, 1997 (the "TRO Transaction") which involved a number of related transactions, the combined effect of which was to form and capitalize an Operating Partnership and to transfer ownership of the Registrant's direct and indirect interests in its existing properties, or the economic benefits thereof, to the Operating Partnership, and to effect the acquisitions described below:

            - TRO Acquisition. The Operating Partnership acquired all of the non-voting common shares of TRO, constituting 95% of all of the total equity of TRO, in exchange for the issuance of 200,000 Class A OP Units and a contingent obligation to issue up to 800,000 additional Class A OP Units over the following five-year period if the Registrant achieves certain specified levels of funds from operations, on a per share basis, over such period.

            - Existing Retail Properties Acquisition. The Operating Partnership acquired the interests of certain affiliates of TRO ("TRO Affiliates") in four existing shopping centers, or portions of shopping centers (the "Existing Retail Properties").

                Two of the properties (Magnolia Mall and North Dartmouth Mall) were purchased from Equity Properties and Development Limited Partnership ("EPDLP") for aggregate consideration, excluding transaction costs, of approximately $80 million, of which (i) $25.2 million represents an assumable mortgage, (ii) $5 million was paid through the issuance of approximately 213,000 Class B OP units to EPDLP for their interest in Magnolia Mall; and (iii) the balance was financed with borrowings under the Registrant's Credit Facility.

                The Operating Partnership issued approximately 233,000 additional Class A OP units to TRO Affiliates in respect of their 50% equity interest in the Court at Oxford Valley.


            - Development Properties Acquisition. The Operating Partnership became obligated to acquire, upon completion of construction, for Class A OP Units, the interests of certain TRO Affiliates in two shopping centers currently under construction, at prices based upon a pre-determined formula.

o The Operating Partnership also acquired the rights of certain TRO Affiliates in respect of three potential shopping center sites in exchange for (i) a loan of cash to TRO in the amount of $3.4 million representing actual out-of-pocket expenditures of TRO incurred with respect of such properties through the closing date, and (ii) an obligation to issue, upon completion of any property subsequently developed, Class A OP Units for one-half of the difference between the aggregate value of all such properties at the time of completion and the all-in-cost of all such properties.

    As these transactions are expected to occur in the future at amounts that are not currently determinable, the financial impact of such future events has not been reflected in the accompanying pro forma financial statements.

All of the acquisitions described above have been recorded by the Registrant using the purchase method of accounting.

The pro forma consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position or results of operations of the Registrant would have been had the transactions described above been consummated as of the dates indicated, nor does it purport to represent the future financial position and the results of operations of the Registrant.

                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                     PRO FORMA CONSOLIDATING BALANCE SHEET
                             AS OF MARCH 31, 1998

                                  (Unaudited)
                                (In thousands)


                                                                           Woods                       PREIT
                                                          PREIT          Apartments                 Pro Forma,
                                                       Historical       Acquisition                 As Adjusted
                                                       ----------       -----------                 -----------

Assets
Investments in Real Estate, at cost:
   Multifamily properties                           $   161,907        $     21,200    (A)       $    183,107
   Industrial properties                                  5,078                 --                      5,078
   Retail properties                                    120,347                 --                    120,347
   Properties under development                          10,042                 --                     10,042
                                                    -----------        ------------              ------------
     Total investments in real estate                   297,374              21,200                   318,574
       Less - accumulated depreciation                   55,193                 --                     55,193
                                                    -----------        ------------              ------------
                                                        242,181              21,200                   263,381

Investment in PREIT-RUBIN, Inc.                           4,535                 --                      4,535
Investments in partnerships and joint ventures,
   at equity                                             15,353                 --                     15,353

Advances to PREIT-RUBIN, Inc.                             3,613                 --                      3,613
                                                    ------------       ------------              ------------
                                                        265,682              21,200                   286,882
     Less - allowance for possible losses                 1,723                 --                      1,723
                                                    -----------        ------------              ------------
                                                        263,959              21,200                   285,159

Other Assets:
   Cash and cash equivalents                                456                 --                        456
   Rents and sundry receivables                             604                 --                        604
   Deferred costs, prepaid real estate taxes and
     expenses, net                                        8,377                 --                      8,377
                                                    -----------        ------------              ------------
                                                    $   273,396        $     21,200              $    294,596
                                                    ===========        ============              ============

Liabilities and Shareholders' Equity
Mortgage notes payable                              $    65,121        $      7,340    (A)       $     72,461
Bank and other loans payable                             49,526              12,160    (A)             61,686
Tenants' deposits and deferred rents                      1,194                 --                      1,194
Accrued pension and retirement benefits                     969                 --                        969
Accrued expenses and other liabilities                    3,826                 --                      3,826
                                                    -----------        ------------              ------------
                                                        120,636              19,500                   140,136
                                                    -----------        ------------              ------------
Minority interest                                        15,773               1,700    (A)             17,473
                                                    -----------        -------------             ------------

Shareholders' Equity
Shares of beneficial interest                            13,295                 --                     13,295
Capital contributed in excess of par                    144,854                 --                    144,854
Distributions in excess of net income                   (21,162)                --                    (21,162)
                                                    -----------        ------------              ------------
                                                        136,987                 --                    136,987
                                                    -----------        ------------              ------------
                                                    $   273,396        $     21,200              $    294,596
                                                    ===========        =============             ============

           The accompanying notes and management's assumptions are an integral part of this statement.

                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                  PRO FORMA CONSOLIDATING STATEMENT OF INCOME
                  FOR THE TWELVE MONTHS ENDED AUGUST 31, 1997

                                  (Unaudited)
                     (In thousands, except per share data)


                                                            1997 Events                        1998 Events
                                                   ------------------------------       -------------------------
                                                                                           Woods
                                            PREIT      The TRO            The            Apartments    Pro Forma          PREIT
                                         Historical  Transaction       Offering          Historical   Adjustments       Pro Forma
                                         ----------  -----------      -----------       ------------  -----------      ------------

Revenues
Gross revenues from real estate          $   40,231  $    12,490  (a) $       --        $     2,687   $       --       $     55,408
Interest and other income                       254          234  (b)         --                126           --                614
                                         ----------  -----------      ------------      -----------   -----------      ------------
Total revenues                               40,485       12,724              --              2,813           --             56,022
                                         ----------  -----------      ------------      -----------   -----------      ------------

Expenses
Property operating expenses                  16,289        3,964  (a)         --              1,116           --             21,369
Depreciation and amortization                 6,259        2,557  (c)         --                --            424  (j)        9,240
General and administrative expenses           3,324          --               --                --            --              3,324
Mortgage and bank loan interest               9,086        6,183  (d)       (6,102)(h)          --          1,545  (k)       10,712
Provisions for losses on investments            500          --               --                --            --                500
                                         ----------  -----------      ------------      -----------   -----------      ------------
                                             35,458       12,704            (6,102)           1,116         1,969            45,145
                                         ----------  -----------      ------------      -----------   -----------      ------------
Income before gains on sales of
   interests in real estate, equity in
   unconsolidated entities and
   minority interest                          5,027           20             6,102            1,697        (1,969)           10,877
Equity in income of PREIT-RUBIN, Inc.           --           192 (e)         --                --            --                 192
Equity in income of partnerships and
   joint ventures                             4,337          420  (f)         --                --            --              4,757
Gains on sales of interests in real
   estate                                     1,069          --               --                --            --              1,069
                                         ----------  -----------      ------------      -----------   -----------      ------------
Income before minority interest              10,433          632             6,102            1,697        (1,969)           16,895
Minority interest                              (198)        (750) (g)          (65) (i)         --            (43) (l)       (1,056)
                                         ----------  -----------      ------------      -----------   -----------      ------------

Net income                               $   10,235  $      (118)     $      6,037      $     1,697   $    (2,012)     $     15,839
                                         ==========  ===========      ============      ============  ===========      ============
Basic Net Income Per Share               $     1.18                                                                    $       1.19
                                         ==========                                                                    ============
Diluted Net Income Per Share             $     1.18                                                                    $       1.19
                                         ==========                                                                    ============
Weighted Average Number of Shares
   Outstanding:
          Basic                               8,679                                                                          13,279
                                         ==========                                                                    ============
          Diluted                             8,691                                                                          13,291
                                         ==========                                                                    ============


                        The accompanying notes and management's assumptions are an integral part of this statement.

                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                  PRO FORMA CONSOLIDATING STATEMENT OF INCOME
                  FOR THE FOUR MONTHS ENDED DECEMBER 31, 1997

                                  (Unaudited)
                     (In Thousands, except Per Share Data)

                                                          1997 Events
                                               ---------------------------------

                                            PREIT          The TRO               The
                                          Historical     Transaction          Offering
                                          ----------     -----------          --------
Revenues
Gross revenues from real estate          $    17,170   $     1,008   (m)   $       --
Interest and other income                         82            32   (n)           --
                                         -----------   -----------         -----------
Total revenues                                17,252         1,040                 --
                                         -----------   -----------         -----------

Expenses
Property operating expenses                    6,835           291   (m)           --
Depreciation and amortization                  2,695           213   (o)           --
General and administrative expenses            1,088           --               (1,906) (t)
Mortgage and bank loan interest                4,349           545   (p)           --
                                         -----------   -----------         -----------
                                              14,967         1,049              (1,906)
                                         -----------   -----------         -----------

Income before equity in unconsolidated
   entities, gains on sales of
   interests in real estate, and
   minority interest                           2,285            (9)              1,906
Equity in income of PREIT-RUBIN, Inc.            260           751   (q)           --
Equity in income of partnerships and
   joint ventures                              2,101            29   (r)           --
Gains on sales of interests in real
   estate                                      2,090           --                  --
                                         -----------   -----------         -----------
Income before minority interest and
   extraordinary item                          6,736           771               1,906
Minority interest                               (474)          (53)  (s)            (1)  (u)
Extraordinary loss on early
   extinguishment of debt                       (300)          --                  --
                                         -----------   -----------         -----------
Net income                               $     5,962   $       718         $     1,905
                                         ===========   ===========         ===========

BASIC INCOME PER SHARE:

Income before extraordinary item per     $      0.69
   share


Extraordinary loss on early
   extinguishment of debt                      (0.03)
                                         -----------

Net Income Per Share                     $      0.66
                                         ===========

Weighted Average Number of Shares
   Outstanding                                 9,025
                                         ===========

DILUTED INCOME PER SHARE:

Income before extraordinary item per     $      0.69
   share


Extraordinary loss on early
   extinguishment of debt                      (0.03)

Net Income Per Share                     $      0.66
                                         ===========

Weighted Average Number of Shares
   Outstanding                                 9,049
                                         ===========

                         [RESTUBBED FROM TABLE ABOVE]

                                                              1998 Events
                                                      ----------------------------
                                                Woods
                                             Apartments       Pro Forma             PREIT
                                             Acquisition     Adjustments          Pro Forma
                                             -----------     -----------          ---------
Revenues
Gross revenues from real estate             $       915    $       --          $    19,093
Interest and other income                            38            --                  152
                                            -----------    -----------         -----------
Total revenues                                      953            --               19,245
                                            -----------    -----------         -----------

Expenses
Property operating expenses                         384            --                7,510
Depreciation and amortization                       --             141   (v)         3,049

General and administrative expenses                 --             --                 (818)
Mortgage and bank loan interest                     --             515   (w)         5,409
                                            -----------    -----------         -----------
                                                    384            656              15,150
                                            -----------    -----------         -----------

Income before equity in unconsolidated
   entities, gains on sales of
   interests in real estate, and
   minority interest                                569           (656)              4,095
Equity in income of PREIT-RUBIN, Inc.               --             --                1,011
Equity in income of partnerships and
   joint ventures                                   --             --                2,130
Gains on sales of interests in real
   estate                                           --             --                2,090
                                            -----------    -----------         -----------
Income before minority interest and                 569           (656)              9,326
   extraordinary item
Minority interest                                   --             (26)  (x)          (554)
Extraordinary Loss on early
   extinguishment of debt                           --             --                 (300)
                                            -----------    -----------         -----------
Net income                                  $       569    $      (682)        $     8,472
                                            ===========    ============        ===========

BASIC INCOME PER SHARE:

Income before extraordinary item per                                           $      0.64
   share


Extraordinary loss on early
   extinguishment of debt                                                            (0.02)
                                                                               -----------
Net Income Per Share                                                           $      0.62
                                                                               ===========

Weighted Average Number of Shares
   Outstanding                                                                      13,625
                                                                               ===========

DILUTED INCOME PER SHARE:

Income before extraordinary item per                                           $      0.64
   share

Extraordinary loss on early
   extinguishment of debt                                                            (0.02)
                                                                               -----------
Net Income Per Share                                                           $      0.62
                                                                               ===========

Weighted Average Number of Shares
   Outstanding                                                                      13,649
                                                                               ===========

The accompanying notes and management's assumptions are an integral part of this statement.

                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                  PRO FORMA CONSOLIDATING STATEMENT OF INCOME
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998

                                  (Unaudited)
                     (In Thousands, except Per Share Data)

                                                                Woods
                                                 PREIT         Apartments        Pro Forma                   PREIT
                                               Historical     Historical        Adjustments                Pro Forma
                                               ----------     -----------       -----------                ---------

Revenues
Gross revenues from real estate             $    13,526       $       686       $       --                $     14,212
Interest and other income                           121                30               --                         151
                                            -----------       -----------       -----------               ------------
                                                 13,647               716               --                      14,363
                                            -----------       -----------       -----------               ------------

Expenses
Property operating expenses                       5,040               253               --                       5,293
Depreciation and amortization                     2,138               --                106       (a)            2,244
General and administrative expenses                 738               --                --                         738
Mortgage and bank loan interest                   1,978               --                386       (b)            2,364
                                            -----------       -----------       -----------               ------------
                                                  9,894               253               492                     10,639
                                            -----------       -----------       -----------               ------------

Income before equity in unconsolidated
   entities, gains on sales of interests
   in real estate, and minority interest          3,753               463              (492)                     3,724
Equity in loss of PREIT-RUBIN, Inc.                (358)              --                --                        (358)
Equity in income of partnerships and
   joint ventures                                 1,475               --                --                       1,475
                                            -----------       -----------       -----------               ------------
Income before minority interest                   4,870               463              (492)                     4,841
Minority interest                                  (277)              --                (22)      (c)             (299)
                                            -----------       -----------       -----------               ------------
Net income                                  $     4,593       $       463       $      (514)              $      4,542
                                            ===========       ===========       ===========               ============

Basic Net Income Per Share                  $      0.35                                                   $       0.34
                                            ===========                                                   ============

Diluted Net Income Per Share                $      0.34                                                   $       0.34
                                            ===========                                                   ============
Weighted Average Number of Shares
   Outstanding:
         Basic
                                                 13,292                                                         13,292
                                            ===========                                                   ============

         Diluted                                 13,334                                                         13,334
                                            ===========                                                   ============

               The accompanying notes and management's assumptions are an integral part of this statement.

                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
            UNAUDITED PRO FORMA CONSOLIDATING FINANCIAL INFORMATION
              (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


1.   BASIS OF PRESENTATION:

     Pennsylvania Real Estate Investment Trust (the "Registrant") is a self-administered equity real estate investment trust engaged, directly and through subsidiaries and joint ventures, in owning and managing income producing real estate, with an emphasis on shopping centers and apartment complexes. As of August 11, 1998 the Registrant owned 51 properties of which 7 properties are currently under development. The Registrant's interest in all of the Properties is held through PREIT Associates L.P. (the "Operating Partnership").

2.   ADJUSTMENTS TO PRO FORMA CONSOLIDATING BALANCE SHEET:

(A)  To record the acquisition of the Woods Apartments as follows:

     Purchase price                                                $ 21,200

     Mortgage indebtedness assumed                                 $  7,340
     Borrowings under revolving line of credit                     $ 12,160
     Issuance of 72,592 Class A OP Units at $23.425 per unit       $  1,700


3. ADJUSTMENTS TO PRO FORMA CONSOLIDATING STATEMENT OF INCOME FOR THE TWELVE MONTHS ENDED AUGUST 31, 1997:

(a) To record the income and expenses associated with the acquisition of wholly-owned shopping center properties as follows:


                                                                                 North
                                                                Magnolia        Dartmouth            Shopping
                                                                  Mall            Mall                Centers
                                                               Historical      Historical            Pro Forma
                                                               ----------      ----------            ---------

Revenues
Gross revenues from real estate                               $      6,222           6,268          $      12,490
Interest and other income                                               17              15                     32
                                                              -------------  -------------          -------------
                                                                     6,239           6,283                 12,522

Expenses
Property operating expenses                                          1,728           2,236                  3,964
                                                              ------------   -------------          -------------

EBITDA                                                        $      4,511   $       4,047          $       8,558
                                                              ============   =============          =============

(b) To record additional interest and other income as follows:

          Interest and other income of Magnolia Mall and North Dartmouth Mall                       $          32
          Accrual of interest income on note receivable from PREIT-RUBIN,Inc.
          Based on intercompany advances at a rate of 12.5%                                                   202
                                                                                                    -------------
                                                                                                    $         234
                                                                                                    =============

(c) To record additional depreciation expense as follows:

          Magnolia Mall - depreciable basis of $45,998 over 30-year useful life                     $       1,533
          North Dartmouth Mall - depreciable basis of $30,709 over 30-year useful life                      1,024
                                                                                                    -------------
                                                                                                    $       2,557
                                                                                                    =============


(d) To record additional interest expense as follows:

          Magnolia Mall $25,200 mortgage note payable assumed at 8.20%                              $       2,066
          Magnolia Mall bank borrowings of $10,165 at 7.25% to fund remaining purchase price                  737
          North Dartmouth Mall bank borrowings of $35,000 at 7.25% to fund purchase price                   2,538
          Deposit of $5,000 at 7.25%                                                                          363
          Bank borrowings of $11,482 at 7.25% to fund the cash portion of transaction costs                   832
          Less capitalized interest on bank borrowings for property under development                        (605)
          Net increase in amortization of financing costs related to Credit Facility                          252
                                                                                                    -------------
                                                                                                    $       6,183
                                                                                                    =============


(e)   To record equity in income (loss) of PREIT-RUBIN, Inc. as follows:

                                                                    TRO         Pro Forma
                                                                Historical     Adjustments             Pro Forma
                                                               ----------      -----------             ---------

Revenues
   Management fees                                            $      6,171  $           -           $       6,171
   Leasing commissions                                               9,605              -                   9,605
   Consulting fees                                                   1,763              -                   1,763
   Development fees                                                    581              -                     581
   Publication income                                                2,201              -                   2,201
   Other income                                                        147              -                     147
                                                              ------------  -------------           -------------
       Total revenues                                         $     20,468  $           -           $      20,468
                                                              ============  =============           =============
   Operating Expenses
   Salaries, commissions, temporary services, payroll
     taxes and employee benefits                                    11,781            300     (1)          12,081
   Rent expense                                                        784              -                     784
   Other operating expenses                                          3,744              -                   3,744
   Depreciation and amortization                                       961              -                     961
   Non-recurring expenses associated with the TRO
     transaction                                                       890              -                     890
   Expenses for start-up of EPDLP management contracts                 951              -                     951
                                                              ------------  -------------           -------------
     Total operating expenses                                       19,111            300                  19,411
                                                              ------------  -------------           -------------

Income from operations                                               1,357           (300)                  1,057

Interest expense                                                      (891)           362     (2)            (529)
Equity in loss from partnership investments                           (131)           131     (3)              --
                                                              ------------  -------------           -------------
Pre-tax loss                                                           335            193                     528
Provision for income taxes                                               -           (211)                   (211)  (4)
                                                              ------------  --------------          -------------
Net income                                                    $        335  $         (18)          $         317
                                                              ============  ==============          =============


Amortization of excess purchase price over net assets acquired recorded in consolidation                     (115)  (5)
Net loss after intangible amortization                                                              $         202
                                                                                                    =============
Operating Partnership's interest (95%) in loss of PREIT-RUBIN, Inc.                                 $         192   (6)
                                                                                                    =============

(1) To record additional compensation expense in accordance with existing employment contracts

(2) To adjust interest expense as follows:

    Elimination of interest on debt not assumed                                                     $         564

    Accrual of interest on note payable to PREIT                                                             (202)
                                                                                                   --------------
                                                                                                    $         362
                                                                                                    =============

(3) To eliminate equity in loss of partnerships and joint ventures not being acquired.

(4) Estimated tax requirements calculated using 40% effective tax rate.

(5) To record amortization of excess purchase price over net assets acquired over 35-year amortization period.

(6) Represents 95% of PREIT-RUBIN, Inc.'s net loss after intangible amortization.


(f) To record the Registrant's 50% share of income from The Court at Oxford
Valley:

          Equity in the net income of The Court at Oxford Valley                                    $         605
          Less amortization of the excess purchase price over the net book value of assets
          acquired                                                                                           (185)
                                                                                                    -------------
                                                                                                    $         420
                                                                                                    =============


(g) To adjust the minority interest's share of the income in the Operating
    Partnership (6.9% prior to the consummation of the Offering).                                     $      (750)
                                                                                                      ===========


(h) To record the interest expense savings associated with the paydown of the following debt amounts:

          Payment of the mortgage loan on Cobblestone Apartments                                    $         690
          Payment of bank borrowings incurred in connection with the TRO Transaction                        4,469
          Payment of other bank borrowings                                                                    943
                                                                                                    -------------
                                                                                                    $       6,102
                                                                                                    =============


(i) To adjust the minority interest's share of income in the Operating
    Partnership (4.8% following the consummation of the Offering)                                   $         (65)
                                                                                                    =============


(j)   To record depreciation expense on allocated building portion of $16,960 (80%)
      of the $21,200 purchase price assuming a useful life of 40 years                              $         424
                                                                                                    =============

(k)   To record interest expense on $12,160 of additional borrowings under the
      Registrant's revolving credit facility at 7.5% and assumed mortgage indebtedness
      of $7,340 at 8.625%                                                                           $       1,545
                                                                                                    =============

(l)   To adjust the minority interest's share of income in the Operating Partnership to reflect
      the issuance of 72,592 Class A OP units at $23.425 per unit                                   $         (43)
                                                                                                    =============


4. ADJUSTMENTS TO PRO FORMA CONSOLIDATING STATEMENT OF INCOME FOR THE FOUR MONTHS ENDED DECEMBER 31, 1997:

(m) To record the income and expenses associated with the acquisition of wholly-owned shopping center properties as follows:


                                                                Magnolia     North Dartmouth           Shopping
                                                                  Mall            Mall                 Centers
                                                               Historical      Historical             Pro Forma
                                                               ----------      ----------             ---------

Revenues
Gross revenues from real estate                               $       548              460          $       1,008
Interest and other income                                               2               12                     14
                                                              -----------    -------------          -------------
                                                                      550              472                  1,022
Expenses
Property Operating Expenses                                           132              159                    291
                                                              -----------    -------------          -------------
Net operating income                                          $       418    $         313          $         731
                                                              ===========    =============          =============




(n) To record additional interest and other income as follows:

          Interest and other income of Magnolia Mall and North Dartmouth Mall                       $          14
          Accrual of interest income on Note Receivable from PREIT-RUBIN,Inc.
          based on intercompany advances at a rate of 12.5%                                                    18
                                                                                                    -------------
                                                                                                    $          32
                                                                                                    =============

(o) To record additional depreciation expense as follows:

          Magnolia Mall - depreciable basis of $45,998 over 30-year useful life                     $         128
          North Dartmouth Mall - depreciable basis of $30,709 over 30-year useful life                         85
                                                                                                    -------------
                                                                                                    $         213
                                                                                                    =============


(p) To record additional interest expense as follows:

          Magnolia Mall $25,200 mortgage note payable assumed at 8.20%                              $         172
          Magnolia Mall bank borrowings of $10,165 at 7.25% to fund remaining purchase price                   61
          North Dartmouth Mall bank borrowings of $35,000 at 7.25% to fund purchase price                     211
          Deposit of $5,000 at 7.25%                                                                           30
          Bank borrowings of $11,482 at 7.25% to fund the cash portion of transaction costs                   100
          Less capitalized interest on bank borrowings for property under development                         (50)
          Net increase in amortization of financing costs related to Credit Facility                           21
                                                                                                    -------------
                                                                                                    $         545
                                                                                                    =============

(q) To record equity in income of PREIT-RUBIN, Inc. as follows:

                                                                    TRO         Pro Forma
                                                                Historical     Adjustments              Pro Forma
                                                                ----------     -----------              ---------

Revenues
   Management fees                                            $        410  $           -           $        410
   Leasing commissions                                               3,474              -                  3,474
   Consulting fees                                                     104              -                    104
   Development fees                                                    661              -                    661
   Publication income                                                  555              -                    555
   Other income                                                        142              -                    142
                                                              ------------  -------------           ------------
       Total revenues                                         $      5,346  $           -           $      5,346
                                                              ============  =============           ============
Operating Expenses
   Salaries, commissions, temporary services, payroll
     taxes and employee benefits                                     2,554             25     (1)          2,579
   Rent expense                                                         77              -                     77
   Other operating expenses                                          1,268              -                  1,268
   Depreciation and amortization                                        69              -                     69
                                                              ------------  -------------           ------------
     Total operating expenses                                        3,968             25                  3,993
                                                              ------------  -------------           ------------

Income from operations                                               1,378            (25)                 1,353

Interest expense                                                        --            (18)    (2)            (18)

Equity in loss from partnership investments                           (146)           146     (3)            --
                                                              ------------  -------------           ------------
Income before income taxes                                           1,232            103                  1,335
Provision for income taxes                                               -           (534)                  (534) (4)
                                                              ------------  -------------           ------------
Net income                                                    $      1,232  $        (431)          $        801
                                                              ============  =============           ============

Intangible amortization recorded in consolidation                                                             10  (5)
                                                                                                    ------------
Net income after intangible amortization                                                            $        791
                                                                                                    ============

Operating Partnership's interest (95%) in income of PREIT-RUBIN, Inc.                               $        751  (6)
                                                                                                    ============

(1) To record additional compensation expense in accordance with existing employment contracts

(2) To accrue interest on note payable to PREIT                                                     $         18
                                                                                                    =============



(3) To eliminate equity in loss of partnerships and joint ventures not being acquired.

(4) Estimated tax requirements calculated using 40% effective tax rate.

(5) To record amortization of excess purchase price over net assets acquired over 35-year amortizable period.

(6) Represents 95% of PREIT-RUBIN, Inc.'s net income after intangible amortization.


(r) To record the Registrant's 50% share of income from The Court at Oxford
    Valley:

          Equity in the net income of The Court at Oxford Valley                                    $          44
          Less amortization of the excess purchase price over the net book value of assets                    (15)
          acquired                                                                                  -------------
                                                                                                    $          29
                                                                                                    =============


(s) To adjust the minority interest's share of the income in the Operating
    Partnership (6.9% prior to the consummation of the Offering).                                    $        (53)
                                                                                                     ============
(t) To record the interest expense savings associated with the paydown of the following debt amounts:

          Payment of the mortgage loan on Cobblestone Apartments                                    $         216
          Payment of bank borrowings incurred in connection with the TRO Transaction                        1,396
          Payment of other bank borrowings                                                                    294
                                                                                                    -------------
                                                                                                    $       1,906
                                                                                                    =============


(u) To adjust the minority interest's share of income in the Operating Partnership
    (4.8% following the consummation of the Offering)                                               $          (1)
                                                                                                    ==============


(v) To record depreciation expense on allocated building portion of $16,960 (80%)
    of the $21,200 purchase price assuming a useful life of 40 years                                $         141
                                                                                                    =============

(w) To record interest expense on $12,160 of additional borrowings under the
    Registrant's revolving credit facility at 7.5% and assumed mortgage indebtedness of $7,340
    at 8.625%                                                                                       $         515
                                                                                                    =============

(x) To adjust the minority interest's share of income in the Operating
    Partnership to reflect the issuance of 72,592 Class A OP units at $23.425 per unit              $         (26)
                                                                                                    =============


5. ADJUSTMENTS TO PRO FORMA CONSOLIDATING STATEMENT OF INCOME FOR THE THREE MONTHS ENDED MARCH 31, 1998:


  (a) To record depreciation expense on allocated building portion of $16,960
      (80%) of the $21,200 purchase price over an assumed useful life of 40
      years.                                                                               $       106
                                                                                           ============

  (b) To record interest expense on $12,160 of additional borrowings under the Registrant's revolving credit facility at 7.5%, and assumed mortgage indebtedness of $7,340 at 8.625%.

                                                                                           $       386
                                                                                           ============
  (c) To adjust the minority interest's share of income in the Operating
      Partnership to reflect the issuance of 72,592 Class A OP Units at
      $23.425 per unit.                                                                    $       (22)
                                                                                           ============